Saul Centers, Inc.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2014

SAUL CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-12254	56-1833074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1500 Bethesda, Maryland		20814
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (301) 986-6200
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Saul Centers, Inc.

Item 8.01.    Other Events.
The exhibit listed in the following index relates to the Registration Statement on Form S-3 (No. 333-185595) of Saul Centers, Inc. and is filed herewith for incorporation by reference into such Registration Statement.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

12.1	Calculation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:    /s/ Scott V. Schneider
Name:    Scott V. Schneider
Title:    Senior Vice President,
Chief Financial Officer,
Treasurer and Secretary

Dated: November 6, 2014